EARNINGS (LOSS) PER SHARE ("EPS" or "LPS") (Details) - USD ($)	6 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Numerator:
Net income (loss) attributable to Akso Health Group's shareholders	$ 810,338	$ (8,916,114)
Denominator:
Weighted average number of ordinary shares outstanding-basic	68,598,050	50,675,357
Weighted average number of ordinary shares outstanding-diluted	68,598,050	50,675,357
Basic earnings (loss) per common share	$ 0.01	$ (0.18)
Diluted earnings (loss) per common share	$ 0.01	$ (0.18)